Exhibit 99.2

Andrew Formica and Dick Weil Co-Chief Executive Officers Roger Thompson Chief Financial Officer Janus Henderson Group 2Q17 results presentation Tuesday 8 August 2017

Executive summary

- Investment performance improved significantly
- US$1.0bn net outflow reflects a US$6.0bn improvement, driven by positive Equity flows and moderation in Quantitative Equity outflows
- AUM increased to US$345bn, up 4%, driven by positive markets and FX
- US$0.32 per share dividend
- Solid progress with integration and delivering on cost synergies

	2Q17	1Q17
3 year investment performance[1]	71%	60%
Net flows[2]	(US$1.0bn)	(US$7.0bn)
Total AUM[2]	US$344.9bn	US$330.8bn
US GAAP diluted EPS	US$0.28	US$0.38
Pro forma adjusted diluted EPS[2,3]	US$0.68	US$0.50
Dividend per share[4]	US$0.32	US$0.24

[1] Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 28.
[2] Data presents the pro forma net flows, AUM and results of JHG as if the merger had occurred at the beginning of the period shown.
[3] See pro forma adjusted financial measures reconciliation on slide 33 for additional information.
[4] 1Q17 dividend per share reflects the hypothetical per share dividend for Janus Henderson Group plc. Amount is derived by taking the sum of the cash dividends each legacy firm paid to its respective shareholders (for legacy Janus that was US$20.3m and for legacy Henderson that was US$26.9m), divided by the number of shares outstanding as at 30 May 2017 (approximately 200.4m). USD/GBP 1.3017.

Janus Henderson GROUP PLC

1

Andrew Formica Co-Chief Executive Officer 2Q17 results Business update

Market and industry environment 1 All market metrics are as at 30 Jun 2017. 2 Bloomberg Barclays US Aggregate Bond Index. 3 Source: Strategic Insight. Industry flows reflect US-domiciled, actively-managed, mutual fund flows (all money market flows have been excluded). Actively-managed flows exclude indexed (passive) flows. Year to date, the S&P 500 is up 9%, reaching record levels, and many global indices are experiencing stronger results US equity markets have seen a significant disparity between growth and value – Russell 3000 Growth +14% vs Russell 3000 Value +4% Barclays Agg.² up 2% year to date Global markets¹ US Mutual Fund flows continue to be dominated by passive funds; active equity flows in 2Q17 saw annualised organic loss of 2%³ However, despite this ongoing pressure, active funds with strong performance are continuing to attract net inflows Industry trends Brexit MiFID II FCA DOL Fiduciary Rule Brexit and regulatory environment

Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equity Multi-Asset Alternatives Firm-wide Investment performance Firm-wide investment performance is strong across time periods % of AUM outperforming benchmark (31 Dec 2016 to 30 Jun 2017) % of AUM outperforming benchmark (as at 30 Jun 2017) Note: Represents percentage of AUM outperforming the relevant benchmark. JHG AUM data used in the calculation as if the merger had occurred at the beginning of the period shown. Full performance disclosures detailed in the appendix on slide 28. 84% 100% 89% 77% 68% 21% 71% 97% 97% 69% 100% 67% 91% 92% 93% 48% 6% 91% 40% 56% 77% 50% 60% 82% 69% 71% 89% 1 year 3 years 5 years 31 Dec 2016 31 Mar 2017 30 Jun 2017

Total pro forma flows Total pro forma flows (US$bn) 23% 20% 26% 24% 24% (25%) (24%) (28%) (33%) (26%) 23% (24%) Note: Data presents the pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ Moderation in 2Q17 net outflows driven by decrease in gross redemptions 18.6 18.2 15.6 20.9 19.4 20.2 (19.8) (20.1) (18.8) (23.0) (26.4) (21.2) (1.2) (1.9) (3.2) (2.1) (7.0) (1.0) 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17

2Q17 pro forma flows by capability 28% 6% 16% 54% 26% (33%) (22%) (21%) (35%) (23%) 2Q17 pro forma flows by capability (US$bn) Annualised gross sales¹ Annualised gross redemptions¹ Note: Data presents the pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Redemptions Sales Net sales / (redemptions) Positive net flows in Equity and Alternatives 10.6 5.3 0.7 1.2 2.3 (9.4) (6.2) (2.5) (1.5) (1.5) 1.2 (0.9) (1.8) (0.4) 0.8 Equity Fixed Income Quantitative Equity Multi-asset Alternatives

Roger Thompson Chief Financial Officer 2Q17 results Financial update

Presentation of financial results Post-merger, the 2Q17 results are presented in three ways Pro forma adjusted Pro forma adjusted view represents 3 months Henderson 3 months Janus Operating expenses adjusted to exclude non-recurring and acquisition related items including: Integration and deal costs Intangible amortisation of investment management contracts (IMCs) Acquisition related earnouts / contingent consideration Gains / (losses) on the disposal of operating businesses Revenue adjusted to reflect revenue net of distribution expenses US GAAP Presented under US GAAP Statutory view represents 3 months Henderson 1 month Janus Includes integration and deal costs Pro forma US GAAP Presented under US GAAP Pro forma view represents 3 months Henderson 3 months Janus Includes integration and deal costs

US$m 3 months ended 30 Jun 2017 US GAAP (2) Pro forma US GAAP Adjustments (3) Pro forma adjusted Revenue Management fees 296.0 454.3 Performance fees 57.7 52.3 Shareowner servicing fees 9.9 29.5 Other revenue 21.2 30.0 Total revenue 384.8 566.1 (83.9) 482.2 Operating expenses Employee compensation and benefits (123.6) (185.7) Long-term incentive plans (47.3) (61.2) Distribution expenses (60.7) (83.9) Investment administration (9.7) (9.7) Marketing (10.1) (23.2) General, administrative and occupancy (67.3) (98.7) Depreciation and amortisation (9.4) (15.2) Total operating expenses (328.1) (477.6) 194.9 (282.7) Operating income 56.7 88.5 111.0 199.5 Statement of income Note: Pro forma US GAAP and pro forma adjusted data presents the results of JHG as if the merger had occurred at the beginning of the period shown. See pro forma adjusted financial measures reconciliation on slide 32 for additional information. Three views: US GAAP, pro forma US GAAP and pro forma adjusted

Financial highlights 2Q17 1Q17 Change 2Q17 vs 1Q17 2Q16 Change 2Q17 vs 2Q16 Average AUM 339.9bn 329.0bn 3% 322.4bn 5% Total revenue 566.1m 487.1m 16% 509.0m 11% Operating income 88.5m 105.9m (16%) 123.4m (28%) Operating margin 15.6% 21.7% (610bps) 24.2% (860bps) US GAAP pro forma EPS 0.29 0.36 (19%) 0.41 (29%) Adjusted revenue 482.2m 406.0m 19% 418.4m 15% Adjusted operating income 199.5m 143.6m 39% 133.7m 49% Adjusted operating margin 41.4% 35.4% 600bps 32.0% 940bps Adjusted EPS 0.68 0.50 36% 0.47 45% Summary of results (US$ unless otherwise stated) Note: Data presents the results of JHG as if the merger had occurred at the beginning of the period shown. See pro forma adjusted financial measures reconciliation on slides 32 and 33 for additional information. Pro forma US GAAP and pro forma adjusted

Pro forma adjusted revenue (US$m) Revenue 2Q17 pro forma adjusted revenue increased 19% +19% 406.0 482.2 (US$m) 2Q17 1Q17 Change Total performance fees 52.3 1.0 nm Other performance fees 60.0 14.0 329% US mutual fund performance fees (7.7) (13.2) 42% Performance fees Performance fees in 2Q17 driven by seasonality and strong performance in UK Absolute Return Management fees 6% increase in management fees driven by mix shift and increase in average AUM Group average net¹ management fee margin of 44.0bps (1Q17: 43.6bps) Note: Data presents the results of JHG as if the merger had occurred at the beginning of the period shown. See pro forma adjusted financial measures reconciliation on slide 32 for additional information. 1 Net margin based on management fees net of distribution expenses. 427.6 454.3 1.0 52.3 28.6 29.5 29.9 30.0 (81.1) (83.9) 1Q17 2Q17 Management fees Performance fees Shareowner servicing fees Other revenue Distribution expenses

Performance fees

2Q17 performance fees driven by alpha generation and seasonality

- Performance fees earned from diverse product range
- Funds generating a performance fee: 72
- Pro forma performance fees as a percentage of adjusted revenue: 11%

	2Q17 (US$m)	1Q17 (US$m)	AUM generating 2Q17 pfees (US$bn)	# of funds generating 2Q17 pfees	Frequency	Timing
SICAVs	29.6	8.2	10.0	17	23 annually; 2 quarterly	23 at June; 2 on quarters
Offshore Absolute Return Funds	2.0	1.0	0.2	4	Quarterly / Annually	Various
Segregated Mandates	1.5	2.3	3.8	4	Quarterly / Annually	Various
UK OEICs & Unit Trusts	13.7	3.2	3.0	3	Quarterly	Various
Investment Trusts	8.4	–	1.6	2	Annually	Various
Private Account	4.9	(0.5)	5.6	23	Quarterly / Annually	Various
US Mutual Funds[1]	(7.7)	(13.2)	41.1	19	Monthly	Monthly
Total	**52.3**	**1.0**	**65.3**	**72**		

Note: Data presents the results of JHG as if the merger had occurred at the beginning of the period shown. Numbers may not cast due to rounding.
[1] AUM data presents US Mutual Fund AUM subject to performance fees as at 30 Jun 2017. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

Janus Henderson GROUP PLC

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Operating expenses US$m 2Q17 Pro forma US GAAP Adj. 2Q17 Pro forma adjusted 1Q17 Pro forma adjusted Change 2Q17 vs 1Q17 Pro forma adj. Notes to adjustments Employee compensation and benefits 185.7 (25.4) 160.3 159.7 0.4% 23.8 severance (integration); 1.6 (non-deal) Long-term incentive plans 61.2 (13.2) 48.0 34.5 39% LTI acceleration (integration) Distribution expenses 83.9 (83.9) – – nm Investment administration 9.7 – 9.7 10.2 (5%) Marketing 23.2 (14.4) 8.8 7.2 22% US Mutual Fund proxy (integration) General, administrative and occupancy 98.7 (50.2) 48.5 44.0 10% 49.6 (deal); 0.6 (non-deal) Depreciation and amortisation 15.2 (7.8) 7.4 6.8 9% IMC intangible amortisation (non-deal) Total operating expenses 477.6 (194.9) 282.7 262.4 8% Pro forma adjusted operating expenses – 2Q17 versus 1Q17 (US$m) Note: Data presents the results of JHG as if the merger had occurred at the beginning of the period shown. See pro forma adjusted financial measures reconciliation on slide 32 for additional information. 262.4 282.7 0.6 13.5 (0.5) 1.6 4.5 0.6 1Q17 Compensation and benefits LT incentive plans Investment adminstration Marketing General, admin. and occupancy Depreciation and amortisation 2Q17

Profitability Focus remains on delivering sustainable profit Pro forma adjusted operating income and margin (US$m unless otherwise stated) Pro forma adjusted net income and EPS (US$m, except per share data) Note: Data presents the results of JHG as if the merger had occurred at the beginning of the period shown. See pro forma adjusted financial measures reconciliation on slides 32 and 33 for additional information.

Balance sheet At the end of 2Q17, total cash and investment securities of US$1,342m compared to outstanding debt of US$439m The Board approved a dividend of US$0.32 per share, which will be paid on 1 September to stockholders on record at the close of business on 18 August Looking forward, we plan to follow a capital policy that does not emphasise the use of leverage or seek to pre-spend cash flow generation before it is earned Janus Henderson’s liquidity position is strong 1,342 Cash and cash equivalent² Investment securities³ 2025 maturity 2018 maturity Balance sheet profile (30 June 2017 carrying value)1 (US$m) 439 1 Numbers may not cast due to rounding. 2 Includes cash and cash equivalents of consolidated variable interest entities of US$43.7m. 3 Includes seed investments of US$546.7m (including investment securities of consolidated variable interest entities of US$384.4m), investments related to deferred compensation plans of US$99.2m and other investments of US$12.6m.

Dick Weil Co-Chief Executive Officer 2Q17 results Merger update

Janus Henderson integration

Early integration efforts successful; execution ongoing

Preparations ahead of completion

Rebranded:
- 10,000 items of literature
- 4,000 fund factsheets
- 330+ institutional client reports
- 70 websites
- 27 offices, in a single weekend

7 offices consolidated, 3 closed

78 US Mutual funds merged or approved new advisory agreements

100,000 fund holdings merged into a single system

16 integration workstreams, involving hundreds of employees

45,000 investors transitioned on closing weekend

Integration efforts ongoing

By 1Q18: a **single integrated trading platform**

Portfolio Managers "road-showing" globally throughout 2H17

By 1Q18: a **single general accounting ledger**

Middle and back office platform options being finalised

Establishing new employee relationships and encouraging global collaboration
- **464GB data transferred per day**
- **7,500+ emails** securely sent & received per day London-Denver

Janus Henderson GROUP PLC

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Cost synergies Expect to be able to realise at least US$85m by the end of the first 12 months US$57m of synergies completed as at 30 June 2017, comprised largely of savings from a reduced combined headcount In aggregate, we remain confident we will be able to achieve at least US$110m of recurring annual run rate pre-tax net cost synergies within three years post-completion US$57m run rate pre-tax net cost synergies realised as at 30 June 2017

Revenue growth opportunities Revenue synergies expected to be realised in three stages Dai-ichi strategic relationship c.US$350m funding to date into Global Growth and European Corporate Bond Potential for distribution of additional products through Asset Management One Broader global product offering for the Japanese market New product development Leveraging existing regional capabilities to create global products (e.g. Global Small Cap) Enhancing INTECH’s capabilities to create new products Expanding Multi-Asset and Alternatives capabilities Partnering with our clients to develop innovative solutions Cross-sell opportunities Increased penetration of existing products (e.g. Global Equity Income and Emerging Markets in the US, and Unconstrained and INTECH in Europe) Launching existing products in alternative vehicles to broaden distribution (e.g. Global Life Sciences as an OEIC to distribute in the UK) Stage 1 Stage 2 Stage 3

2Q17 summary Solid 2Q17 business results, with financials reflecting strong top line growth and improving profitability Investment performance improving, with notable short-term recovery at INTECH While total Group net flows still negative, seeing significant improvement across the business Strong top line growth driven by record performance fees and management fee growth, with expansion of management fee margin Pro forma adjusted operating margin in 2Q17 of 41.4% Early integration efforts successful and execution ongoing Delivering on cost synergies and realisation of revenue synergies in the early stages Results reflect improving fundamentals and execution of deal synergies Note: Data presents the results of JHG as if the merger had occurred at the beginning of the period shown. See pro forma adjusted financial measures reconciliation on slide 32 for additional information.

Q&A

Appendix

Assets under management as at 30 Jun 2017 By client type By capability By client domicile US$173.4bn US$77.2bn US$46.6bn US$29.4bn US$18.4bn US$58.9bn US$150.3bn US$135.7bn US$182.7bn US$109.8bn US$52.4bn AUM: US$344.9bn Note: Numbers may not cast due to rounding. 50% 22% 14% 9% 5% Equity Fixed Income Quantitative Equity Multi-asset Alternatives 17% 44% 39% Self-directed Intermediary Institutional 53% 32% 15% Americas EMEA Asia Pacific

Pro forma flows: Equity and Fixed Income Equity (US$bn) Fixed Income (US$bn) 20% 22% 26% 22% 26% (24%) (25%) (26%) (28%) (23%) 34% 26% 38% 31% 28% (27%) (24%) (36%) (30%) (33%) Redemptions Sales Net sales / (redemptions) Note: Data presents the pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. Numbers may not cast due to rounding. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Annualised gross sales¹ Annualised gross redemptions¹ 7.5 8.1 10.1 8.3 10.6 (8.9) (9.0) (9.9) (10.8) (9.4) (1.4) (0.9) 0.2 (2.4) 1.2 2Q16 3Q16 4Q16 1Q17 2Q17 6.3 4.9 7.3 5.8 5.3 (4.9) (4.4) (6.9) (5.4) (6.2) 1.3 0.4 0.4 0.3 (0.9) 2Q16 3Q16 4Q16 1Q17 2Q17

Pro forma flows: Quantitative Equity, Multi-Asset, Alternatives Quantitative Equity (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 42% 28% 32% 31% 54% 13% 10% 15% 12% 16% 10% 5% 8% 26% 6% (54%) (31%) (45%) (45%) (35%) (20%) (21%) (22%) (20%) (21%) (16%) (19%) (22%) (58%) (22%) Note: Data presents the pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. Numbers may not cast due to rounding. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. 2 1Q17 gross sales and redemptions include an intra-strategy transfer of US$1.6bn from a Danish krone-denominated account into a US dollar-denominated account. Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 1.0 0.7 1.0 0.9 1.2 (1.4) (1.5) (1.5) (1.4) (1.5) (0.5) (0.8) (0.5) (0.6) (0.4) 2Q16 3Q16 4Q16 1Q17 2Q17 1.3 0.6 1.0 3.1 0.7 (2.0) (2.3) (2.6) (6.7) (2.5) (0.7) (1.8) (1.6) (3.7) (1.8) 2Q16 3Q16 4Q16 1Q17² 2Q17 2.2 1.3 1.5 1.4 2.3 (2.8) (1.5) (2.1) (2.0) (1.5) (0.6) (0.2) (0.6) (0.6) 0.8 2Q16 3Q16 4Q16 1Q17 2Q17

Total pro forma net flows by capability (1.9) (3.2) (2.1) (7.0) (1.0) Total pro forma net flows by capability 1Q16 to 2Q17 (US$bn) (1.2) Note: Data presents the pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Equities Fixed Income Quantitative Equity Multi-asset Alternatives

Pro forma AUM and flows by capability

All data in US$bn	Equity	Fixed Income	Quantitative Equity	Multi-Asset	Alternatives	Total
AUM 31 Dec 2015	**154.7**	**72.9**	**47.5**	**29.5**	**20.2**	**324.7**
Sales	7.0	5.3	2.1	1.3	2.9	18.6
Redemptions	(9.1)	(5.8)	(1.4)	(1.3)	(2.2)	(19.8)
Net sales / (redemptions)	(2.1)	(0.6)	0.7	–	0.7	(1.2)
Market / FX	(3.9)	1.8	0.5	(0.3)	(0.1)	(2.1)
AUM 31 Mar 2016	**148.7**	**74.1**	**48.6**	**29.1**	**20.8**	**321.4**
Sales	7.5	6.3	1.3	1.0	2.2	18.2
Redemptions	(8.9)	(4.9)	(2.0)	(1.4)	(2.8)	(20.1)
Net sales / (redemptions)	(1.4)	1.3	(0.7)	(0.5)	(0.6)	(1.9)
Market / FX	(0.7)	(0.5)	1.0	(0.3)	(1.0)	(1.6)
AUM 30 Jun 2016	**146.5**	**74.9**	**48.9**	**28.3**	**19.2**	**317.9**
Sales	8.1	4.9	0.6	0.7	1.3	15.6
Redemptions	(9.0)	(4.4)	(2.3)	(1.5)	(1.5)	(18.8)
Net sales / (redemptions)	(0.9)	0.4	(1.8)	(0.8)	(0.2)	(3.2)
Market / FX	8.2	1.8	0.9	0.7	(0.0)	11.6
AUM 30 Sep 2016	**153.8**	**77.2**	**48.1**	**28.3**	**19.0**	**326.2**
Sales	10.1	7.3	1.0	1.0	1.5	20.9
Redemptions	(9.9)	(6.9)	(2.6)	(1.5)	(2.1)	(23.0)
Net sales / (redemptions)	0.2	0.4	(1.6)	(0.5)	(0.6)	(2.1)
Market / FX	(0.7)	(3.8)	0.1	0.2	(0.7)	(4.9)
AUM 31 Dec 2016	**153.3**	**73.8**	**46.6**	**27.9**	**17.6**	**319.2**
Sales	8.3	5.8	3.1	0.9	1.4	19.4
Redemptions	(10.8)	(5.4)	(6.7)	(1.4)	(2.0)	(26.4)
Net sales / (redemptions)	(2.4)	0.3	(3.7)	(0.6)	(0.6)	(7.0)
Market / FX	11.5	2.2	3.3	1.2	0.4	18.6
AUM 31 Mar 2017	**162.3**	**76.3**	**46.2**	**28.6**	**17.4**	**330.8**
Sales	10.6	5.3	0.7	1.2	2.3	20.2
Redemptions	(9.4)	(6.2)	(2.5)	(1.5)	(1.5)	(21.2)
Net sales / (redemptions)	1.2	(0.9)	(1.8)	(0.4)	0.8	(1.0)
Market / FX	9.9	1.9	2.1	1.1	0.8	15.9
Acquisitions / disposals	–	(0.1)	–	–	(0.7)	(0.7)
AUM 30 Jun 2017	**173.4**	**77.2**	**46.6**	**29.4**	**18.4**	**344.9**

Note: Data presents the pro forma AUM and flows of JHG as if the merger had occurred at the beginning of the period shown. Numbers may not cast due to rounding. Updated historical AUM and flow data in comparison to information presented in the 8-K announcement to the market on 19 July 2017, which was based on preliminary analysis.

Janus Henderson
GROUP PLC
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Investment performance

% of assets outperforming benchmark

Capability	4Q16			1Q17			2Q17		
	1 year	3 years	5 years	1 year	3 years	5 years	1 year	3 years	5 years
Equities	30%	57%	74%	38%	64%	73%	68%	77%	84%
Fixed Income	90%	93%	96%	92%	90%	93%	93%	92%	91%
Quantitative Equity	7%	5%	40%	0%	12%	92%	6%	48%	91%
Multi-Asset	21%	22%	90%	86%	22%	89%	97%	21%	100%
Alternatives	64%	100%	100%	73%	90%	100%	97%	67%	100%
Total	40%	56%	77%	50%	60%	82%	69%	71%	89%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 4% of AUM as at 31 Dec 2016, 31 Mar 2017 and 30 Jun 2017. Capabilities defined by Janus Henderson. Data presents the pro forma assets as if the merger had occurred at the beginning of the period shown.

Janus Henderson GROUP PLC
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Mutual fund investment performance

% of mutual fund AUM in top 2 Morningstar quartiles

Capability	4Q16			1Q17			2Q17		
	1 year	3 years	5 years	1 year	3 years	5 years	1 year	3 years	5 years
Equities	49%	80%	75%	46%	87%	71%	53%	87%	90%
Fixed Income	36%	42%	96%	38%	44%	98%	38%	41%	98%
Quantitative Equity	30%	79%	86%	3%	80%	100%	3%	58%	100%
Multi-Asset	5%	81%	94%	77%	76%	96%	79%	80%	97%
Alternatives	21%	21%	29%	12%	23%	67%	63%	24%	69%
Total	40%	70%	78%	45%	75%	78%	54%	74%	90%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 79%, 79% and 82% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 31 Dec 2016, 31 Mar 2017 and 30 Jun 2017, respectively. For the 1-, 3-, 5- and 10-year periods ending 30 Jun 2017, 53%, 64%, 72% and 65% of the 215, 193, 170 and 139 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on "primary" share class (Class I Shares, Institutional Shares or that with the longest history for US Trusts and Dublin based; or as defined by Morningstar for other funds). Performance may vary by share class.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. Data presents the pro forma assets as if the merger had occurred at the beginning of the period shown. © 2017 Morningstar, Inc. All Rights Reserved.

Janus Henderson GROUP PLC

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US$m, except per share data or as noted 3 months ended 30 Jun 2017 31 Mar 2017 Revenue Management fees 296.0 197.5 Performance fees 57.7 14.8 Shareowner servicing fees 9.9 – Other revenue 21.2 17.2 Total revenue 384.8 229.5 Operating expenses Employee compensation and benefits (123.6) (70.4) Long-term incentive plans (47.3) (16.4) Distribution expenses (60.7) (47.1) Investment administration (9.7) (10.2) Marketing (10.1) (3.2) General, administrative and occupancy (67.3) (25.1) Depreciation and amortisation (9.4) (6.3) Total operating expenses (328.1) (178.7) Operating income 56.7 50.8 Interest expense (2.0) (1.1) Investment gains (losses), net 9.8 (0.9) Other non-operating (expenses) income, net (2.0) 1.3 Income before taxes 62.5 50.1 Income tax provision (21.0) (7.5) Net income 41.5 42.6 Net income attributable to non-controlling interests 0.2 – Net income attributable to JHG 41.7 42.6 Less: allocation of earnings to participating stock-based awards 1.1 1.1 Net income attributable to JHG common shareholders 40.6 41.5 Diluted weighted-average shares outstanding (m) 143.8 110.6 Diluted EPS 0.28 0.38 US GAAP: statement of income

Pro forma US GAAP: statement of income

US$m, except per share data	3 months ended 30 Jun 2017	31 Mar 2017	31 Dec 2016	30 Sep 2016	30 Jun 2016	31 Mar 2016
Revenue						
Management fees	454.3	427.6	432.2	444.4	440.8	428.6
Performance fees	52.3	1.0	2.7	(2.5)	5.6	12.4
Shareowner servicing fees	29.5	28.6	28.6	29.1	28.4	27.3
Other revenue	30.0	29.9	31.3	32.9	34.2	34.6
Total revenue	**566.1**	**487.1**	**494.8**	**503.9**	**509.0**	**502.9**
Operating expenses						
Employee compensation and benefits	185.7	163.3	161.7	153.5	152.8	156.7
Long-term incentive plans	61.2	34.5	46.3	30.3	49.2	40.6
Distribution expenses	83.9	81.1	79.8	84.7	90.6	87.0
Investment administration	9.7	10.2	10.8	10.9	12.8	11.7
Marketing	23.2	21.7	10.7	6.8	10.6	8.8
General, administrative and occupancy	98.7	56.0	69.3	58.6	54.2	55.2
Depreciation and amortisation	15.2	14.4	20.2	15.7	15.4	15.6
Total operating expenses	**477.6**	**381.2**	**398.8**	**360.5**	**385.6**	**375.6**
Operating income	**88.5**	**105.9**	**96.0**	**143.4**	**123.4**	**127.3**
Interest expense	(5.1)	(4.8)	(4.2)	(4.3)	(5.0)	(7.9)
Investment gains (losses), net	9.9	0.5	(14.0)	(0.5)	(8.2)	8.5
Other non-operating expenses, net	(1.6)	2.4	0.1	1.5	(2.0)	2.4
Income before taxes	**91.7**	**104.0**	**77.9**	**140.1**	**108.2**	**130.3**
Income tax provision	(31.7)	(28.2)	(25.4)	(33.8)	(26.7)	(37.7)
Net income	**60.0**	**75.8**	**52.5**	**106.3**	**81.5**	**92.6**
Net (loss) income attributable to non-controlling interests	(1.0)	(1.4)	8.7	(2.1)	4.9	(5.0)
Net income attributable to JHG	**59.0**	**74.4**	**61.2**	**104.2**	**86.4**	**87.6**
Diluted EPS	**0.29**	**0.36**	**0.30**	**0.50**	**0.41**	**0.42**

Janus Henderson GROUP PLC

31

3 months ended US$m, except per share data 30 Jun 2017 31 Mar 2017 31 Dec 2016 30 Sep 2016 30 Jun 2016 31 Mar 2016 Reconciliation of pro forma revenue to pro forma adjusted revenue Pro forma revenue 566.1 487.1 494.8 503.9 509.0 502.9 Distribution expenses¹ (83.9) (81.1) (79.8) (84.7) (90.6) (87.0) Pro forma adjusted revenue 482.2 406.0 415.0 419.2 418.4 415.9 Reconciliation of pro forma operating income to pro forma adjusted operating income Pro forma operating income 88.5 105.9 96.0 143.4 123.4 127.3 Employee compensation and benefits² 25.4 3.6 10.1 0.8 1.6 1.0 Long-term incentive plans² 13.2 – – – – – Marketing² 14.4 14.5 0.9 – – – General, administrative and occupancy² 50.2 12.0 15.3 7.9 0.9 3.7 Depreciation and amortisation³ 7.8 7.6 12.6 7.8 7.8 7.8 Pro forma adjusted operating income 199.5 143.6 134.9 159.9 133.7 139.8 Pro forma operating margin7 15.6% 21.7% 19.4% 28.5% 24.2% 25.3% Pro forma adjusted operating margin8 41.4% 35.4% 32.5% 38.1% 32.0% 33.6% Alternative performance measures Reconciliation of pro forma adjusted financial measures Note: Reconciliation to be used in conjunction with slide 33. Footnotes 1, 2, 3, 7 and 8 included on slide 34.

3 months ended US$m, except per share data 30 Jun 2017 31 Mar 2017 31 Dec 2016 30 Sep 2016 30 Jun 2016 31 Mar 2016 Reconciliation of pro forma net income to pro forma adjusted net income, attributable to JHG Pro forma net income attributable to JHG 59.0 74.4 61.2 104.2 86.4 87.6 Employee compensation and benefits² 25.4 3.6 10.1 0.8 1.6 1.0 Long-term incentive plans² 13.2 – – – – – Marketing² 14.4 14.5 0.9 – – – General, administrative and occupancy² 50.2 12.0 15.3 7.9 0.9 3.7 Depreciation and amortisation³ 7.8 7.6 12.6 7.8 7.8 7.8 Interest expense² 0.7 – – – – – Investment gains5 (10.2) – – – – – Other non-operating expense4 2.6 0.9 0.6 0.5 4.2 0.5 Income tax provision6 (23.3) (10.7) (14.2) (1.0) (2.0) (3.0) Pro forma adjusted net income attributable to JHG 139.8 102.3 86.5 120.2 98.9 97.6 Pro forma diluted earnings per share9 0.29 0.36 0.30 0.50 0.41 0.42 Pro forma adjusted diluted earnings per share¹ 0.68 0.50 0.42 0.57 0.47 0.47 Alternative performance measures (cont’d) Reconciliation of pro forma adjusted financial measures Note: Reconciliation to be used in conjunction with slide 32. Footnotes 2, 3, 4, 5, 6, 9 and 10 included on slide 34.

Alternative performance measures (cont’d) Footnotes to reconciliation of pro forma adjusted financial measures 1 Distribution expenses are paid to financial intermediaries for the distribution of JHG’s investment products. JHG management believe that the deduction of third-party distribution, service and advisory expenses from revenue in the computation of net revenue reflects the nature of these expenses as revenue-sharing activities, as these costs are passed through to external parties who perform functions on behalf of, and distribute, the Group’s managed AUM. 2 Adjustments in 2017 primarily represent transaction and integration costs in relation to the Merger. Adjustments in 2016 relate to costs associated with acquisitions prior to the merger. JHG management believe these costs do not represent the ongoing operations of the Group. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. JHG management believe these non-cash and acquisition related costs do not represent the ongoing operations of the Group. 4 Adjustments represent void property costs and deferred consideration costs associated with acquisitions prior to the merger. JHG management believes these costs do not represent the ongoing operations of the Group 5 Adjustment relates to the gain recognised on disposal of the alternative UK small cap team (‘Volantis team’) on 1 April 2017. JHG management believes this gain does not represent the ongoing operations of the Group. 6 The tax impact of the non-GAAP adjustments are calculated based on the US or foreign statutory tax rate as they relate to each non-GAAP adjustment. Certain non-GAAP adjustments are either not taxable or not tax deductible. 7 Pro forma operating income divided by pro forma revenue. 8 Pro forma adjusted operating income divided by pro forma adjusted revenue. 9 Pro forma net income attributable to JHG common shareholders divided by weighted-average diluted common shares outstanding. 10 Pro forma adjusted net income attributable to JHG common shareholders divided by weighted-average diluted common shares outstanding.

US mutual funds with performance fees

Mutual funds with performance fees[1]	AUM 30 Jun 2017 US$m	Benchmark	Base fee	Performance fee[2]	Performance hurdle vs benchmark	2Q17 P&L impact US$'000
Research Fund[3]	12,742	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(2,234)
Forty Fund[3] and Portfolio	11,687	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	(1,997)
Mid Cap Value Fund and Portfolio	4,124	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	(1,124)
Global Research Fund and Portfolio	3,369	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	(141)
Contrarian Fund	2,777	S&P 500® Index	0.64%	± 15 bps	± 7.00%	(1,308)
Small Cap Value Fund	2,644	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	682
Overseas Fund and Portfolio	2,434	MSCI All Country World ex-US Index℠	0.64%	± 15 bps	± 7.00%	(1,245)
Research Portfolio[4]	518	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(89)
Global Value Fund	269	MSCI World Index℠	0.64%	± 15 bps	± 7.00%	(94)
Global Real Estate Fund	211	FTSE EPRA / NAREITGlobal Index	0.75%	± 15 bps	± 4.00%	(46)
Large Cap Value Fund	140	Russell 1000® Value Index	0.64%	± 15 bps	± 3.50%	(60)
Select Value Fund	111	Russell 3000® Value Index	0.70%	± 15 bps	± 5.00%	18
Asia Equity Fund	31	MSCI All Country Asia ex-Japan Index℠	0.92%	± 15 bps	± 7.00%	4
Janus Emerging Markets Fund[5]	–	MSCI Emerging Markets Index℠	1.00%	± 15 bps	± 6.00%	8
US Core Fund[5]	–	S&P 500® Index	0.50%	± 15 bps	± 4.00%	(95)
Total	**41,057**					**(7,721)**

1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds' Statements of Additional Information for more details and benchmark information.

2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations.

3 The Janus Fund merged into the Research Fund and the Twenty Fund merged into the Forty Fund effective 1 May 2017. For two years, the investment advisory fee will be waived to the lesser of the investment advisory fee rate payable by the surviving fund, or the investment advisory fee rate that the merged fund would have paid if the merger did not occur.

4 Until 1 May 2020, the portion of performance for periods prior to 1 May 2017 will be compared to the Portfolio's former benchmark, the Core Growth Index (50% S&P 500® Index / 50% Russell 1000® Growth Index. Prior to 1 May 2017, the performance fee hurdle was ± 4.5% vs the Core Growth Index.

5 As at 30 Jun 2017, these funds have merged into other funds and are no longer available.

Janus Henderson GROUP PLC

35

Contacts Investor enquiries John Groneman Head of Investor Relations +44 (0) 20 7818 2106 john.groneman@janushenderson.com Louise Curran Non-US Investor Relations +44 (0) 20 7818 5927 louise.curran@janushenderson.com Jim Kurtz US Investor Relations +1 (303) 336 4529 jim.kurtz@janushenderson.com Investor Relations +44 (0) 20 7818 5310 investor.relations@janushenderson.com Media enquiries Erin Passan North America +1 (303) 394 7681 erin.passan@janushenderson.com Angela Warburton EMEA +44 (0) 20 7818 3010 angela.warburton@janushenderson.com United Kingdom: FTI Consulting Andrew Walton +44 (0) 20 3727 1514 Asia Pacific: Honner Rebecca Piercy +61 2 8248 3740

Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819 Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Registration Statement, on file with the Securities and Exchange Commission (Commission file no. 333-216824), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson, Janus, Henderson and INTECH are trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.